Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Digital Lightwave, Inc. (the “Company”) for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “report”), I James Green, Chief Executive Officer and Chief Accounting Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 16, 2004	By:	/s/ James Green
James Green
Chief Executive Officer and President

Dated: August 16, 2004	By:	/s/ James Green
James Green
Chief Accounting Officer (Principal Financial Officer)